UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 18, 2024

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Digital Media Solutions, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	001-38393	98-1399727
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 140th Avenue N., Suite 101 Clearwater, Florida	33762
(Address of principal executive offices)	(Zip Code)

(877) 236-8632
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
None

Securities registered pursuant to Section 12(g) of the Act:
None(1)(2)
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(1)On October 10, 2023, the New York Stock Exchange (the “NYSE”) filed a Form 25 to delist our common stock and remove it from registration under Section 12(b) of the Exchange Act. The delisting was effective 10 days after the Form 25 was filed. The deregistration of the common stock under Section 12 of the Exchange Act was effective after 90 days, or such shorter period as the Securities and Exchange Commission may determine, after filing of the Form 25. Our common stock is currently quoted on the OTCQB Market under the symbol “DMSL”.
(2)On June 29, 2023, NYSE filed a Form 25 to delist our Public Warrants and remove such securities from registration under Section 12(b) of Exchange Act. The delisting was effective 10 days after the Form 25 was filed. The deregistration of the Public Warrants under Section 12 of the Exchange Act was effective after 90 days, or such shorter period as the Securities and Exchange Commission may determine, after filing of the Form 25. The Public Warrants are currently traded on the OTC Pink Market under the symbol “DMSIW.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
(a)
On April 18, 2024, Digital Media Solutions, Inc. issued a press release announcing its financial results for the fourth quarter ended December 31, 2023. The full text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in the website cited in the press release is not a part of this Current Report on Form 8-K.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. In addition, neither such information nor Exhibit 99.1 attached hereto shall be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section:

Exhibit Number	Description

99.1	Press release of Digital Media Solutions, Inc. issued April 18, 2024
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2024

Digital Media Solutions, Inc.

/s/ Vanessa Guzmán-Clark
Name:	Vanessa Guzmán-Clark
Title:	Chief Financial Officer (Principal Financial and Accounting Officer)